Exhibit 10.2

AMENDMENT TO PURCHASE AGREEMENT

This Amendment to Purchase Agreement (the “Amendment”) is made and entered into this 11th day of  April, 2008, by and among Jerry Golding (“Golding”), Kenneth Meyer (“Meyer”), Charles McClure (“McClure”), Hotel Development-Texas, Ltd., a Texas limited partnership (“Hotel Development”), HD Texas Management, LLC, a Texas limited liability company (“HD”), DPC Holdings, LLC, a Texas limited liability company (“DPC”), Illusions-Dallas Private Club, Inc., a not-for-profit Texas corporation (“Illusions”), Rick’s Cabaret International, Inc., a Texas corporation (“Rick’s), RCI Entertainment (Dallas), Inc., a Texas corporation (“Buyer”) and RCI Holdings, Inc., a Texas corporation (“RCI”).  Golding, Meyers and McClure are sometimes collectively referred to herein as the “Sellers.”

WHEREAS, the parties entered into a Purchase Agreement dated March 4, 2008 pursuant to which Buyer would acquire 100% of the limited partnership interest of Hotel Development (the “Partnership Interest”) and 100% of the membership interest in HD (the “Membership Interest”) and pursuant to which RCI would acquire the Real Property (as hereinafter defined) (the “Purchase Agreement”); and

WHEREAS, Hotel Development owns an adult entertainment cabaret known as “The Executive Club” (the “Club”), located at 8550 North Stemmons Freeway, Dallas, Texas 75226 (the “Premises”); and

WHEREAS, the parties desire to amend the Purchase Agreement solely to set aside an aggregate of 10,500 of the Rick’s LLC Shares to be held by Robert D. Axelrod, P.C. (“Escrow Agent”) as security to offset future potential payments Buyer may be required to make for current pending liabilities of the Partnership, HD and/or the Club; and

WHEREAS, all terms not defined herein shall have the meaning set forth in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT FOR SET ASIDE OF
RICK’S LLC SHARES WITH ESCROW AGENT

1.           Each of Messrs. Golding, Meyer and McClure agree to deliver and place in escrow 3,500 shares of their respective Rick’s LLC Shares (for an aggregate total of 10,500 shares) to be held by the Escrow Agent until the later of (a) two (2) years or (b) until all pending litigation and claims related to the business operations of the Partnership, HD, DPC, Illusions or the Club as of the Closing Date have been resolved.   The Rick’s LLC Shares shall be released from Escrow only in accordance with the terms and conditions of the Escrow Agreement.  A copy of the Escrow Agreement is attached hereto as Exhibit “A”.

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2.           This Amendment shall be of no force and effect until receipt and execution of this Amendment by Golding, Meyers, McClure, Hotel Development, HD, DPC, Illusions, Rick’s, Buyer and RCI.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature of any of the parties, each of which shall be deemed an original for all purposes.

3.           Except as expressly amended hereby, the Purchase Agreement remains in full force and effect.  Any references to the Purchase Agreement shall refer to the Purchase Agreement as amended hereby.

SIGNATURES ON FOLLOWING PAGE

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IN WITNESS WHEREOF, the undersigned have executed this Amendment to Purchase Agreement to become effective as of the date first set forth above.

RCI ENTERTAINMENT (DALLAS), INC.

/s/ Eric Langan
By:	Eric Langan, President
Date:	April 11, 2008

RICK’S CABARET INTERNATIONAL, INC.

/s/ Eric Langan
By:	Eric Langan, President
Date:	April 11, 2008

RCI HOLDINGS, INC.

/s/ Eric Langan
By:	Eric Langan, President
Date:	April 11, 2008

THE SELLERS

/s/ Jerry Golding
Jerry W. Golding, Individually
Date:	April 11, 2008

/s/ Kenneth L. Meyer
Kenneth L. Meyer, Individually
Date:	April 11, 2008

/s/ Charles A. McClure
Charles A. McClure, Individually
Date:	April 11, 2008

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HOTEL DEVELOMENT – TEXAS, LTD
	By:	HD Texas Management, LLC
	Its:	General Partner

/s/ Charles A. McClure
By:	Charles A. McClure
Its:	Co-CEO
Date:	April 11, 2008

HD TEXAS MANAGEMENT, LLC

/s/ Charles A. McClure
By:	Charles A. McClure
Its:	Co-CEO
Date:	April 11, 2008

ILLUSIONS-DALLAS PRIVATE CLUB, INC.

/s/ Charles A. McClure
By:	Charles A. McClure
Its:	President
Date:	April 11, 2008

DPC HOLDINGS, LLC

/s/ Charles A. McClure
By:	Charles A. McClure
Its:	Managing Member
Date:	April 11, 2008

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